SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 29, 2001
                                                        ----------------


                                NTL INCORPORATED
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-30673                       13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrants Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
-------    -------------

     At a meeting of its Board of Directors, NTL Incorporated today began consideration of ways to illuminate the value of its international cable businesses, which may include creation of a tracking stock, spin-off or a public stock or rights offering. The businesses in this group that are under consideration include NTL's cable and broadband businesses outside of the UK. NTL's UK cable assets and broadcast assets would not be included in this group.

     This Report on Form 8-K does not constitute an offer of any securities for sale.


                                      ***


               SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES
                          LITIGATION REFORM ACT OF 1995

     Certain statements in this material contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from those contemplated. Such factors include, but are not limited to, general economic and business conditions and the Company's ability to complete the proposed transaction and to do so in a timely manner and reasonable basis and on satisfactory terms. NTL undertakes no obligation to update these forward-looking statements.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                         General Counsel



Dated: February 2, 2001